UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: November 3, 2010

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                                                   (Registrant's telephone number)

                                                      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on November 3, 2010 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report October traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  November 4, 2010

EXHIBIT INDEX

Exhibit     Description

99.1                    Press Release

CONTACT:                       Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Wednesday, Nov. 3, 2010

AMERICAN AIRLINES REPORTS OCTOBER TRAFFIC

FORT WORTH, Texas – American Airlines reported an October load factor of 83.6 percent, an increase of 0.5 points versus the same period last year. Traffic increased 5.2 percent and capacity increased 4.6 percent year over year.

Domestic traffic increased 1.6 percent year over year on 0.7 percent more capacity. International traffic increased by 11.2 percent relative to last year on a capacity increase of 10.9 percent.

American boarded 7.3 million passengers in October.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
		October
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,770,648	10,239,683	5.2%
D.O.T. DOMESTIC	6,545,882	6,441,480	1.6
INTERNATIONAL	4,224,766	3,798,203	11.2
ATLANTIC	1,824,339	1,660,290	9.9
LATIN AMERICA	1,826,724	1,692,101	8
PACIFIC	573,703	445,812	28.7
AVAILABLE SEAT MILES (000)
SYSTEM	12,888,396	12,327,196	4.6%
D.O.T. DOMESTIC	7,741,915	7,687,998	0.7
INTERNATIONAL	5,146,481	4,639,198	10.9
ATLANTIC	2,178,295	1,981,336	9.9
LATIN AMERICA	2,290,716	2,103,043	8.9
PACIFIC	677,470	554,819	22.1
LOAD FACTOR
SYSTEM	83.6%	83.1%	0.5	Pts
D.O.T. DOMESTIC	84.6	83.8	0.8
INTERNATIONAL	82.1	81.9	0.2
ATLANTIC	83.8	83.8	0
LATIN AMERICA	79.7	80.5	(0.7)
PACIFIC	84.7	80.4	4.3
PASSENGERS BOARDED	7,296,426	7,125,619	2.4%

SYSTEM CARGO TON MILES (000)	173,971	158,477	9.8%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YEAR-TO-DATE October
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	105,210,327	102,729,663	2.4%
D.O.T. DOMESTIC	64,799,810	64,471,822	0.5
INTERNATIONAL	40,410,518	38,257,841	5.6
ATLANTIC	16,220,070	15,835,678	2.4
LATIN AMERICA	19,059,951	17,966,374	6.1
PACIFIC	5,130,497	4,455,789	15.1
AVAILABLE SEAT MILES (000)
SYSTEM	128,052,959	127,185,768	0.7%
D.O.T. DOMESTIC	77,801,273	77,720,863	0.1
INTERNATIONAL	50,251,686	49,464,906	1.6
ATLANTIC	19,905,672	20,240,075	(1.7)
LATIN AMERICA	24,232,120	23,588,190	2.7
PACIFIC	6,113,893	5,636,641	8.5
LOAD FACTOR
SYSTEM	82.2%	80.8%	1.4	Pts
D.O.T. DOMESTIC	83.3	83	0.3
INTERNATIONAL	80.4	77.3	3.1
ATLANTIC	81.5	78.2	3.2
LATIN AMERICA	78.7	76.2	2.5
PACIFIC	83.9	79.1	4.9
PASSENGERS BOARDED	72,119,573	71,954,887	0.2%

SYSTEM CARGO TON MILES (000)	1,575,666	1,343,784	17.3%

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Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/